United States
Securities And Exchange Commission
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 28, 2005________________________________________
HORIZON BANCORP

(Exact Name of Registrant as Specified in Its Charter)

INDIANA	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, IN	46360
(Address of Principal Executive Offices)	(Zip Code)
(219) 879-0211

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
EX-99.1 Press Release

Item 2.02 Results of Operations and Financial Condition.
This Current Report on Form 8-K is being filed to furnish the earnings release issued by the Registrant on July 28, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	Press Release issued July 28, 2005.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 28, 2005	HORIZON BANCORP

	By:	/s/ James H. Foglesong

James H. Foglesong, Chief Financial Officer